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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                        DATE OF REPORT -- SEPTEMBER 30, 1994
                       (Date of earliest event reported)

                               MEDIQ INCORPORATED
             (Exact name of Registrant as specified in its charter)

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              DELAWARE                               0-8147                              51-0219413
      (State of incorporation)              (Commission file number)                   (IRS employer
                                                                                   identification number)
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                     ONE MEDIQ PLAZA, PENNSAUKEN, NJ 08110
               (Address of principal executive offices, zip code)

                            AREA CODE (609) 665-9300
                               (Telephone number)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 30, 1994, MEDIQ Incorporated (the 'Company') acquired, through wholly-owned subsidiaries, certain assets used by the medical equipment rental division of Kinetic Concepts, Inc. ('KCI') for a purchase price of approximately $65.3 million in cash and $18.8 million principal amount of notes payable to KCI. The purchase price may be reduced based on a post-closing audit.

     The assets acquired primarily consist of moveable critical care and life support rental equipment similar in type and use to the rental medical equipment currently utilized by the Company's subsidiary, MEDIQ/PRN Life Support Services, Inc. ('MEDIQ/PRN'). The assets acquired are now being integrated into MEDIQ/PRN's medical equipment rental business.

     The cash portion of the consideration was financed with a term loan in the amount of $43 million from Congress Financial Corporation, subordinated notes in the amount of $10 million from Massachusetts Mutual Life Insurance Company and its affiliates, and from working capital of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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           (a)        Financial Statements of Business Acquired*

           (b)        Pro Forma Financial Information*

                      *It is not practicable for the financial information required by Items 7(a) and 7(b) of Form 8-K to be filed herewith. Such financial information is currently being prepared and will be filed promptly upon its availability through an amendment to this report.

           (c)        Exhibits.

                      ITEM NUMBER   DESCRIPTION

                      2.1           Asset Purchase Agreement dated August 23, 1994 by and among Kinetic Concepts,
                                    Inc., a Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation,
                                    MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a Delaware Corporation.

                      2.2           Amendment No. 1 to Asset Purchase Agreement dated September 30, 1994 by and among
                                    Kinetic Concepts, Inc., a Texas corporation, KCI Therapeutic Services, Inc., a
                                    Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings,
                                    Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a
                                    Delaware corporation.

                      4.1           Promissory Note dated September 30, 1994 in the principal amount of $2,000,000 payable by PRN Holdings, Inc. a Delaware corporation, to the order of KCI
                                    Therapeutic Services, Inc., a Delaware corporation.
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                      4.2           Promissory Note dated September 30, 1994 in the principal amount of $3,000,000 payable by PRN Holdings, Inc., a Delaware corporation, to the order of KCI
                                    Therapeutic Services, Inc., a Delaware corporation.

                      4.3           Promissory Note dated September 30, 1994 in the principal amount of $5,000,000 payable by PRN Holdings, Inc., a Delaware corporation, to the order of KCI
                                    Therapeutic Services, Inc., a Delaware corporation.

                      4.4           Promissory Note dated September 30, 1994 in the principal amount of $2,956,957 payable by MEDIQ/PRN Life Support Services-I, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, a Delaware corporation.

                      4.5           Promissory Note Dated September 30, 1994 in the principal amount of $5,835,707 payable by MEDIQ/PRN Life Support Services, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

                      4.6           Negative Covenants Agreement dated September 30, 1994 by and among Kinetic
                                    Concepts, Inc., a Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a
                                    Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a Delaware
                                    Corporation.

                      4.7           Guaranty Agreement dated September 30, 1994 made by PRN Holdings, Inc., a Delaware corporation, in favor of KCI Therapeutic Services, Inc., a Delaware corporation.

                      4.8           Guaranty Agreement dated September 30,1994 made by MEDIQ Incorporated, a Delaware corporation, in favor of KCI Therapeutic Services, Inc., a Delaware corporation.

                      4.9           Loan and Security Agreement by and between Congress Financial Corporation and
                                    MEDIQ/PRN Life Support Services-I, Inc., dated September 30, 1994.

                      4.10          PRN Holdings, Inc. Note Agreement, dated as of September 30, 1994 Re: $10,000,000
                                    Senior Subordinated Notes due October 1, 2004 and Warrants to Purchase Common
                                    Stock.

                      4.11          Form of Warrant to Purchase Shares of Common Stock of PRN Holdings, Inc.

                      99.           News Release, dated September 30, 1994.
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                               MEDIQ INCORPORATED
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDIQ Incorporated
                                         -------------------------------------
                                          (Registrant)

                                          /S/  MICHAEL F. SANDLER
                                          ------------------------------------
                                          Michael F. Sandler
                                          Senior Vice President -- Finance
                                            & Chief Financial Officer

Date: October 15, 1994

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